March 22, 2004

Dear Stockholder:

      We invite you to attend the Annual Meeting of Stockholders (the "Meeting") of FirstFed Bancorp, Inc. (the "Company") to be held at the Bright Star Restaurant located at 304 19th Street North, Bessemer, Alabama, on Tuesday, April 27, 2004, at 4:30 p.m., local time.

      The attached Notice of Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, we will also report on the Company's operations for fiscal 2003. Directors and officers of the Company, as well as representatives of the Company's independent auditors, will be present to respond to any questions the stockholders may have.

      ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Meeting.

                                        Sincerely,

                                        B. K. Goodwin, III
                                        Chairman of the Board,
                                        Chief Executive Officer and President

                             FIRSTFED BANCORP, INC.
                            1630 Fourth Avenue North
                             Bessemer, Alabama 35020
                                 (205) 428-8472

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 27, 2004
--------------------------------------------------------------------------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FirstFed Bancorp, Inc. (the "Company") will be held at the Bright Star Restaurant located at 304 19th Street North, Bessemer, Alabama, on Tuesday, April 27, 2004, at 4:30 p.m., local time.

      A Proxy Card and a Proxy Statement for the Meeting are enclosed.

      The Meeting is for the purpose of considering and acting upon the following matters:

            (i) The election of two directors of the Company for terms of three years;

            (ii) The ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2004; and

            (iii) The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

      The Board of Directors is not aware of any other business to come before the Meeting.

      Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 10, 2004, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

      You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Lynn J. Joyce
                                        Secretary
Bessemer, Alabama
March 22, 2004

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                       OF

                             FIRSTFED BANCORP, INC.

                            1630 Fourth Avenue North
                             Bessemer, Alabama 35020

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 27, 2004

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FirstFed Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Bright Star Restaurant located at 304 19th Street North, Bessemer, Alabama, on Tuesday, April 27, 2004, at 4:30 p.m., local time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about March 22, 2004.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

      Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the nominees for director set forth below and FOR the proposal to ratify the appointment of KPMG LLP as the Company's independent auditors. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, with respect to matters incident to the conduct of the Meeting, and with respect to any other matter presented to the Meeting if notice of such matter has not been delivered to the Company in accordance with the Bylaws. If any other business is presented at the Meeting as to which proxies in the accompanying form confer discretionary authority, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to Lynn J. Joyce, Secretary of the Company, at the address shown above, by filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person. A proxy will not be voted if a stockholder attends the Meeting and votes in person. However, the mere presence of a stockholder at the Meeting will not, by itself, revoke such stockholder's proxy.

--------------------------------------------------------------------------------
                                VOTING SECURITIES
--------------------------------------------------------------------------------

      Stockholders of record as of the close of business on March 10, 2004 (the "Record Date") are entitled to one vote for each share of the Company's common stock, par value $.01 per share (the "Common Stock"), then held, except that pursuant to the Company's Certificate of Incorporation, beneficial owners of shares of Common Stock exceeding 10% of the then-outstanding shares of Common Stock are not permitted to vote such excess shares. As of the Record Date, the Company had 3,213,092 shares of Common Stock issued, of which 2,383,144 shares were outstanding. The presence, in person or by proxy, of the holders of record of shares of capital stock of the Company entitling the holders to cast a majority of the votes entitled to be cast is necessary to constitute a quorum at the Meeting.

--------------------------------------------------------------------------------
        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

      Persons and groups beneficially owning more than 5% of the Common Stock are required under federal securities laws to file certain reports with the Securities and Exchange Commission ("SEC") detailing such ownership. The following table sets forth information, as of the Record Date, with respect to any person, including any group of persons, known by the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock. Other than as disclosed below, management knows of no person who beneficially owned more than 5% of the Common Stock at the Record Date.

               Name and Address of                         Amount and Nature of       Percent of Common
                Beneficial Owner                          Beneficial Ownership(1)     Stock Outstanding
                ----------------                          ----------------------      -----------------

         First Financial Bank
         Employee Stock Ownership Plan and Trust
            1630 Fourth Avenue North
            Bessemer, Alabama 35020                              192,212(2)                 8.07%

         The Trust Company of Sterne, Agee & Leach, Inc.
            800 Shades Creek Parkway, Ste. 125
            Birmingham, Alabama 35209                            414,408(3)                17.39%

         Wellington Management Company, LLP (4)
            75 State Street
            Boston, Massachusetts 02109                          252,000                   10.57%

         Henry A. Parker and Connie M. Parker
            1256 Highland Parkway
            Morris, Alabama 35116                                120,000                    5.03%

----------
(1) Based on information furnished by the respective beneficial owners. In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed to be the beneficial owner, for purposes of this table, if that person either has, or shares, voting or investment power with respect to such Common Stock, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals exercise sole voting and investment power over the shares of the Common Stock.

(2) Shares of Common Stock initially were acquired by the Employee Stock Ownership Plan and Trust ("ESOP") in connection with the mutual-to-stock conversion (the "Conversion") of First Federal Savings Bank ("First Federal"), the Company's wholly-owned thrift subsidiary which merged with and into First Financial Bank ("First Financial"), the Company's wholly-owned commercial bank subsidiary, in 2002. A committee consisting of all directors of the Company administers the ESOP. The Trust Company of Sterne Agee & Leach, Inc., an unrelated corporate trustee for the ESOP (the "ESOP Trustee"), has been appointed by the Board of Directors, which may instruct the ESOP Trustee regarding investment of funds contributed to the ESOP. Shares held by the ESOP and allocated to participating employees must be voted in accordance with the instructions received from the participating employees. Unallocated shares, and allocated shares for which no instruction has been received, will be voted in the same proportion as the allocated shares for which instruction has been received. As of the Record Date, 157,067 shares of Common Stock in the ESOP had been allocated to participating employees, and, therefore, the ESOP Trustee will vote the remaining 35,145 unallocated shares in the same proportion as allocated shares.

(3) The Trust Company of Sterne, Agee & Leach, Inc., ("The Trust Company") is the beneficial owner of 192,212 shares as the ESOP Trustee. See footnote 2 above. The Trust Company is also the beneficial owner of 222,196 shares as trustee for the FirstFed Bancorp, Inc. Deferred Compensation Plan. As trustee of such plans, The Trust Company has the power to vote, or to direct the vote, of 414,408 shares, and the power to dispose, or to direct the disposition, of 379,263 shares.

(4) Includes First Financial Fund, Inc., a registered closed-end investment company. Wellington Management Company, LLP is the investment adviser to First Financial Fund, Inc.

      The following table sets forth, as of the Record Date, the beneficial ownership of the Company's Common Stock by each of the Company's directors and nominees, the executive officers named in the Summary Compensation Table and by all executive officers and directors as a group.

                                          Amount and Nature of      Percent of Common
     Name                                 Beneficial Ownership(1)   Stock Outstanding
     ----                                 -----------------------   -----------------
Fred T. Blair                                     35,413                   1.48%
B. K. Goodwin, III                               103,332(2)                4.19%
James B. Koikos                                   51,817                   2.16%
E. H. Moore, Jr.                                  88,175                   3.68%
James E. Mulkin                                   90,690                   3.80%
G. Larry Russell                                  58,174                   2.43%
Lynn J. Joyce                                     53,414(2)                2.21%

All directors and executive officers as
     a group (7 persons)                         481,015(2)               18.88%

----------
(1) For the definition of beneficial ownership, see footnote 1 to the previous table. Includes certain shares of Common Stock owned by businesses in which the director or executive officer is an officer or major stockholder or by spouses, by immediate family members, or as a custodian or trustee for minor children, over which shares the director or executive officer effectively exercises sole, or shares, voting and/or investment power, unless otherwise indicated. Includes 8,859 shares, 81,950 shares, 17,601 shares, 10,859 shares, 5,989 shares, 8,286 shares, 30,743 shares and 164,287 shares of Common Stock, as to which shares Directors Blair, Goodwin, Koikos, Moore, Mulkin and Russell, and Mrs. Joyce and all executive officers and directors as a group, respectively, have the right to purchase pursuant to stock options exercisable within 60 days after the Record Date. Includes 374 shares of Common Stock for Mrs. Joyce pursuant to the Company's Incentive Compensation Plan (the "Incentive Plan") as to which shares such officer has voting power.

(2) Includes 11,898 shares, 11,411 shares and 23,309 shares of Common Stock owned by the ESOP and allocated to the accounts of Mr. Goodwin, Mrs. Joyce and all executive officers as a group, respectively.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

      Based solely on the Company's review of the copies of ownership reports which it has received in the past fiscal year, or written representations from officers, from directors or from persons who own more than 10% of the Common Stock that no annual report of change in beneficial ownership was required, the Company believes that during the fiscal year ended December 31, 2003, all the filing requirements applicable to such persons have been timely met.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

      The Certificate of Incorporation and Bylaws of the Company provide that the number of directors shall be such number as the Board of Directors shall designate. The Board of Directors has resolved that the number of directors be six members. Messrs. Malcolm E. Lewis and A. W. Kuhn serve as Directors Emeritus of the Company.

      The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period and until their successors are elected and qualified, with approximately one-third of the directors elected each year. The Board of Directors has nominated for election as director B. K. Goodwin, III and James E. Mulkin, both of whom are currently members of the Board, to each serve as directors for three-year terms and until their successors are elected and have qualified. Although Mr. Mulkin's current term does not expire until 2005, he has agreed to stand for election in 2004 in order to equalize the Board's classes. Under Delaware law, directors are elected by a plurality of the votes present in person or by proxy and entitled to vote on the election of directors.

      It is intended that the persons named in the proxies solicited by the Board of Directors will be voted for the election of the named nominees. If any nominee is unable to serve, the shares represented by all properly executed proxies that have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend, or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

      The Board of Directors recommends a vote "FOR" election as directors of all the nominees listed below.

      The following table sets forth certain information regarding each of the Company's directors. Each director of the Company is also a member of the Board of Directors of First Financial.

                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2007

                                                                        Current
                                 Age at       Year First Elected        Term to
               Name            Record Date      as Director(1)          Expire
               ----            -----------      --------------          ------

         B. K. Goodwin, III        51                1995                2004
         James E. Mulkin           73                1992                2005

                         DIRECTORS CONTINUING IN OFFICE

                                                                        Current
                                 Age at       Year First Elected        Term to
               Name            Record Date      as Director(1)          Expire
               ----            -----------      --------------          ------

         James B. Koikos           65                1995                2005
         E. H. Moore, Jr.          69                1991                2005

         Fred T. Blair             75                1968                2006
         G. Larry Russell          53                1990                2006

----------
(1) Includes term of office as director of First Federal Savings Bank ("First Federal") prior to formation of the Company as the holding company for First Federal in 1991.

      Unless otherwise stated, the principal occupation of each director of the Company for the last five years is set forth below.

      B. K. Goodwin, III. Mr. Goodwin is the Chairman of the Board, Chief Executive Officer and President of the Company and First Financial, positions he has occupied since January 1, 1996. He has also served as Chairman of the Board of First State since January 1996 and as Chief Executive Officer and President since January 2001.

      James E. Mulkin. Mr. Mulkin is the President of Mulkin Enterprises, Bessemer, Alabama, a diversified business operation.

      James B. Koikos. Mr. Koikos is a restaurateur. He is owner/partner of the Bright Star Restaurant, Bessemer, Alabama.

      E. H. Moore, Jr. Mr. Moore is President and owner of Buddy Moore Trucking, Inc. in Birmingham, Alabama.

      Fred T. Blair. Mr. Blair is retired. On January 1, 1996, Mr. Blair retired from his positions as Chairman of the Board, President and Chief Executive Officer of the Company and First Federal. He had served as President and Chief Executive Officer of the Company since its inception in 1991 and of First Federal since 1968 and Chairman since 1995.

      G. Larry Russell. Mr. Russell is a self-employed Certified Public Accountant in Bessemer, Alabama.

Directors Emeritus

      Malcolm E. Lewis. Mr. Lewis retired. He was formerly owner and President of Polar Storage Locker Plant, a processor for wholesale and retail meat sales.

      A. W. Kuhn. Mr. Kuhn retired as Executive Director of The Bessemer Housing Administration (forerunner of H.U.D.), a Federal Aids Director, and Community Development Director for the City of Bessemer.

Other Executive Officer

      Lynn J. Joyce, age 40, is Chief Financial Officer, Executive Vice President, Secretary and Treasurer of the Company and First Financial.

Corporate Governance

      Board of Director and Stockholder Meetings. The Board of Directors met 14 times during the fiscal year ended December 31, 2003. All directors attended at least 75% of the Board of Directors meetings and assigned committee meetings in 2003. While the Company encourages all members of the Board of Directors to attend annual meetings, there is no formal policy as to their attendance. Beginning after this Meeting, directors will be expected to be present at stockholder meetings. All of the members of the Board of Directors attended the 2003 annual meeting of stockholders.

      Board of Director Independence. Each year, the Board of Directors reviews the relationships that each director has with the Company and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable Nasdaq rules and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be "independent directors." The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members' relationships with the Company and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which the Company's Board members are directors or executive officers. After evaluating these factors, the Board of Directors has determined that Messrs. Koikos, Moore, Mulkin, Blair and Russell are independent directors of the Company within the meaning of applicable Nasdaq rules.

      Independent members of the Board of Directors of the Company meet in executive session without management present, and are scheduled to do so at least 2 times per year.

      Stockholder Communications. Stockholders may communicate directly with members of the Board of Directors or the individual chairman of standing Board of Directors committees by writing directly to those individuals at the following address: 1630 Fourth Avenue North, Bessemer, Alabama 35020. The Company's general policy is to forward, and not to intentionally screen, any mail received at the Company's corporate office that is sent directly to an individual, unless the Company believes the communication may pose a security risk.

      Code of Ethics. The Board of Directors has adopted a Code of Ethics that applies to all officers, other employees and directors. The Code of Ethics is included as an exhibit to the Annual Report on Form 10-KSB.

Committees of the Board of Directors

      The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board of Directors has determined that all of the directors who serve on these committees are independent within the meaning of applicable SEC and Nasdaq rules. The Board of Directors has adopted a charter for each of the three standing committees.

      Audit Committee. The members of the Audit Committee are Mr. Russell, who serves as the chairman, and Messrs. Koikos, Moore, Mulkin and Blair. Each of the members of the committee is independent within the meaning of applicable Nasdaq rules. The Board of Directors has determined that the Chairman of the Audit Committee, Mr. Russell, is an "audit committee financial expert" as defined in
Item 401(e) of Regulation S-B.

      The Audit Committee has oversight responsibility for the quality and integrity of the Company's financial statements. The committee meets privately with the independent auditors, has the sole authority to retain and dismiss the independent auditors and reviews their performance and independence from management. The independent auditors have unrestricted access and report directly to the committee. The Audit Committee met four times during 2003. The primary functions of the Audit Committee are to oversee: (i) the audit of the financial statements of the Company provided to the SEC, the stockholders and the general public; (ii) the Company's internal financial and accounting processes; and (iii) the independent audit process. Additionally, the Audit Committee has responsibilities relating to: (i) registered public accounting firms; (ii) complaints relating to accounting, internal accounting controls or auditing matters; (iii) authority to engage advisors; and (iv) funding as determined by the audit committee. These and other aspects of the Audit Committee's authority are more particularly described in the Audit Committee Charter adopted by the Board of Directors, attached hereto as Appendix A.

      In 2003, the Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided to the Company by its independent auditor, KPMG LLP. The policy requires that all services to be provided by KPMG LLP, including audit services and permitted audit-related services, must be pre-approved by the Audit Committee. KPMG LLP does not provide non-audit services to the Company. The Audit Committee approved all audit and audit-related services provided by KPMG LLP during 2003.

      Compensation Committee. The independent members of the Board of Directors serve as the Compensation Committee. The Compensation Committee met one time. The functions of the Compensation Committee include making recommendations to the Board of Directors concerning compensation, including incentive compensation, of the executive officers. The Compensation Committee also administers the Company's stock incentive plans.

      Nominating and Corporate Governance Committee. The independent members of the Board of Directors serve as the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for evaluating and recommending individuals for election or re-election to the Board of Directors, including those recommendations submitted by stockholders, the evaluation of the performance of the Board of Directors and its committees, and the evaluation and recommendation of corporate governance policies. The Nominating and Corporate Governance Committee Charter adopted by the Board of Directors is attached hereto as Appendix B.

      In 2003, the full Board of Directors held one meeting in its capacity as a Nominating Committee for selecting management nominees for election as directors. In 2004, the Nominating Committee was renamed and reconstituted as a fully independent Nominating and Corporate Governance Committee.

      It is a policy of the Nominating and Corporate Governance Committee that candidates for director possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment and have skills and expertise appropriate for the Company and serving the long-term interests of the Company's stockholders. The committee's process for identifying and evaluating nominees is as follows: (1) in the case of incumbent directors whose terms of office are set to expire, the committee reviews such directors' overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and any related party transactions with the Company during the applicable time period; and (2) in the case of new director candidates, the committee first conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The committee meets to discuss and consider such candidates' qualifications, including whether the nominee is independent within the meaning of Nasdaq rules, and then selects a candidate for recommendation to the Board of Directors by majority vote. In seeking potential nominees, the Nominating and Corporate Governance Committee uses its and management's network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates, nor has the committee rejected a timely director nominee from a stockholder(s) holding more than 5% of the Company's voting stock.

      The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders provided the stockholders follow the procedures set forth in Article I, Section 6(c) of the Company's By-laws. The committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a stockholder or otherwise.

      Article I, Section 6(c) of the Company's By-laws governs nominations of candidates for election as director at any annual meeting of stockholders and provides that such nominations, other than those made by the Board, may be made by any stockholder entitled to vote at such meeting if the nomination is made in accordance with the procedures set forth in Article I, Section 6(c), which is summarized below.

      A stockholder's notice of nomination must be delivered to, or mailed and received at, the Company's principal executive offices not later than 90 days before the date of the meeting; provided, however, that in the event less than 100 days' notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the tenth day following the date on which notice was mailed or public disclosure was made. A stockholder's notice must set forth (i) as to each nominee, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and serving as a director if elected); and (ii) as to the stockholder giving the notice, the name and address, as they appear in the Company's books, of such stockholder, and the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder.

      The Nominating and Corporate Governance Committee may reject any nomination by a stockholder not made in accordance with the requirements of
Article I, Section 6(c).

Audit Committee Report

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.

      During fiscal 2000, the Audit Committee developed a Charter, which was approved by the full Board of Directors and amended in 2004. The Charter, which reflects standards set forth in SEC regulations and Nasdaq rules, recognizes the Audit Committee's responsibilities, and is attached hereto as Appendix A.

      In fulfilling its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees". The Committee discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and the compliance/internal audit function. The Committee reviewed with both the independent and the compliance/internal auditors their audit plans, audit scope, and identification of audit risks.

      The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the compliance/internal audit examinations.

      The Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2003, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

      Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board (and the Board approved) that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Committee also appointed, subject to stockholder ratification, the independent auditors.

Executive Compensation and Other Benefits

      Summary Compensation Table. The following table sets forth the cash and noncash compensation for the years ended December 31, 2003, 2002, and 2001, awarded to or earned by the Chief Executive Officer and the Chief Financial Officer of the Company. No other executive officer of the Company earned salary and bonus for the year ended December 31, 2003, in excess of $100,000 for services rendered in all capacities to the Company and its subsidiaries.

                                                                                Long-Term Compensation
                                                                          ----------------------------------
                                         Annual Compensation                       Awards            Payouts
                             -------------------------------------------  -----------------------    -------
                                                            Other         Restricted   Securities
    Name and                                                Annual           Stock     Underlying     LTIP         All Other
Principal Position           Year    Salary     Bonus   Compensation (1)   Awards(2)    Options      Payouts      Compensation
------------------           ----    ------     -----   ----------------  ----------   ----------    -------      ------------
B. K. Goodwin, III
  Chairman of the            2003   $218,700   $18,655      $   --         $ 4,343       16,300      $   --        $22,205(4)
  Board, Chief
  Executive Officer          2002   $218,700   $ 3,937      $   --         $   623          415      $   --        $26,421
  and President of
  the Company                2001   $200,000   $21,860      $   --         $ 3,571        4,724      $   --        $27,654
  and First Financial
Lynn J. Joyce
  Chief Financial Officer,   2003   $115,000   $ 9,759      $   --         $ 2,272(3)    32,485      $   --        $ 2,432(4)
  Executive Vice Presi-
  dent, Secretary and        2002   $108,700   $ 1,957      $   --         $   308          205      $   --        $ 1,881
  Treasurer of the
  Company and First          2001   $ 97,000   $10,602      $   --         $ 1,735        2,293      $   --        $ 3,171
  Financial

----------
(1) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officers during the year ended December 31, 2003, did not exceed 10% of the executive officer's salary and bonus.

(2) Calculated by multiplying the number of shares of Common Stock awarded pursuant to the Incentive Plan based on the closing sale price of the Common Stock on the date the shares were awarded as reported on the Nasdaq SmallCap Market ($8.74 per share). See "Directors' Compensation."

(3) As of December 31, 2003, Mrs. Joyce held 374 shares of restricted stock with an aggregate value of $3,260 based on the closing sale price of the Common Stock on such date ($7.90 per share). Of this amount, 187 shares will vest in 2004, 100 shares will vest in 2005 and 85 shares will vest in 2006. Pursuant to the Incentive Plan, Mrs. Joyce is entitled to receive dividends and other distributions made with respect to such shares.

(4) Includes director's fees of $18,000 paid to Mr. Goodwin. See " Directors' Compensation." Also includes $4,205 and $2,432 paid to Mr. Goodwin and Mrs. Joyce, respectively, for unused vacation and sick leave.

      Option Grants in the Year Ended December 31, 2003. The following table contains information concerning grants of stock options during the year ended December 31, 2003, to the executive officers named in the Summary Compensation Table, above. Options were granted pursuant to the Incentive Plan and the 2001 Stock Incentive Plan.

                      Number of Securities     % of Total Options    Exercise or Base
                      Underlying Options      Granted to Employees        Price           Expiration
       Name           Granted (# of Shares)      in Fiscal Year       ($ per Share)          Date
       ----           ---------------------      --------------       -------------       ----------

B. K. Goodwin, III        2,485/30,000             19.9%/35.3%         $8.12/$8.40     9/30/13 & 12/17/13
Lynn J. Joyce             1,300/15,000             10.45/17.6%         $8.12/$8.40     9/30/13 & 12/17/13

      Aggregate Year Ended December 31, 2003, Option Exercises and December 31, 2003, Option Values. The following table sets forth information concerning options exercised during the year ended December 31, 2003, and the value of options held by the named executive officers at December 31, 2003.

                                                                  Number of Securities           Value of Unexercised
                                                                 Underlying Unexercised          In-the-Money Options
                                                              Options at December 31, 2003       December 31, 2003(1)
                            Shares                 Value      ----------------------------       --------------------
     Name            Acquired on Exercise       Realized(1)    Exercisable/Unexercisable       Exercisable/Unexercisable
     ----            --------------------       -----------    -------------------------       -------------------------

B. K. Goodwin, III              --                $     --            81,950/15,000                $178,703/$5,100
Lynn J. Joyce                8,000                $ 27,920            30,743/7,500                 $ 54,989/$2,550

----------
(1) Calculated based on the fair market value of the underlying Common Stock as reported on the Nasdaq SmallCap Market at December 31, 2003.

      Employment Agreements. Effective January 1, 1996, the Company and First Financial entered into employment agreements with Mr. Goodwin in his respective capacities as Chief Executive Officer and President of the Company and First Financial and with Mrs. Joyce as Executive Vice President of First Financial (collectively, the "Employment Agreements"). The Employment Agreements have been assumed by First Financial and are intended to enable the Company and its banking subsidiaries to maintain a stable and competent management base.

      The Employment Agreements provide for three-year terms and may be extended each year for an additional year so that the remaining term shall be three years. The Employment Agreements were extended for an additional year as of January 1, 2004. The Employment Agreements provide for, among other things, a discretionary cash bonus, participation in all employee benefit plans, death benefits and reimbursement of reasonable out-of-pocket business expenses. In the event of the executive's death, the Employment Agreements provide for payment of the remaining compensation due thereunder, plus medical insurance for the executive's spouse for six months thereafter.

      The Employment Agreements provide for termination for cause at any time. In the event termination is other than for cause, the executive would be entitled to receive his base salary for the remaining term of the Employment Agreement, plus in the case of Mr. Goodwin, his salary for an additional 12-month period. In addition, Mr. Goodwin would be entitled, at his election, to continued insurance benefits coverage through the expiration of the term of his Employment Agreements or a cash payment in an amount equal to the cost of obtaining substantially equal benefits, while Mrs. Joyce would be entitled to continued coverage for a period of six months following termination.

      In the event of a change in control that results in either the dismissal of the executive or the executive's voluntary resignation for any reason within 30 days thereafter, the executive would be entitled to a severance payment equal to the excess of (i) 2.99 times the " base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, over (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that the executive receives on account of the change in control. Subject to the foregoing, the executive's life, health, accident, and disability coverage would be continued for six months following termination and, in the event of executive's death, pay death benefits and health insurance (for the remainder of the six month period, if any) to the executive's surviving spouse, if any. In addition, during the first year following a change in control, Mr. Goodwin would receive such severance payment if he voluntarily terminates employment within 90 days of the occurrence of certain specified events (for example, a required move of his personal residence or a material reduction in his base compensation) which had not been agreed to in advance. The aggregate payments that would be made to the executives assuming termination of employment under the foregoing circumstances at December 31, 2003, and without regard to other severance payments would have been approximately $1,000,000.

      In addition, all directors of the Company have entered into Indemnification Agreements with the Company. For a description of the terms of such Indemnification Agreements, see "Directors' Compensation - -
Indemnification Agreements."

Directors' Compensation

      Fees. The directors of the Company receive $900 per month in connection with their service on the Board of Directors of the Company and $600 per month in connection with their service on the Board of Directors of First Financial.

      Incentive Compensation Plan and Sales Incentive Plan. The Company maintains the Incentive Plan, the purpose of which is to provide incentive compensation for eligible employees and directors in the event the Company achieves certain performance goals indicative of its profitability and stability. A mathematical formula set forth in the Incentive Plan determines three forms of incentive compensation that participants may receive: (i) quarterly cash bonuses ("Bonuses"), (ii) restricted stock awards ("Restricted

Stock"), and (iii) stock options ("Options"). For each year in which the Incentive Plan is in effect, the Company will pay each participant a Bonus equal to the product of (i) the participant's annual base salary or director's fees, and (ii) a "Bonus Percentage," defined as the sum of (a) "Safe ROA Bonus Percentage" which considers return-on-assets ("ROA") compared to the median ROA of other members of a peer group in the Southeast, the nonperforming assets ("NPA") compared to the peer group and the CAMEL rating of First Financial, plus
(b) "Growth Rewards," which are determined by the Board of Directors each year.

      The Company maintains the Sales Incentive Plan, the purpose of which is to provide incentive compensation for eligible employees in the event certain performance goals are met. The performance goals are set by the Committee and the participant may receive quarterly cash bonuses ("Bonuses"). Certain participants of the Sales Incentive Plan are also eligible for (i) restricted stock awards ("Restricted Stock"), and (ii) stock options ("Options") in the Incentive Plan.

      For each Incentive Plan and Sales Incentive Plan year, each participating key employee and director will receive a Restricted Stock award in the form of a right, conditioned on the participant's future performance of services, to shares of Common Stock. On a per capita basis, non-employee directors receive in the aggregate, shares of Restricted Stock having an aggregate fair market value equal to 10% of the total Bonuses paid to directors and key employees for such year. On a pro rata basis, key employees receive a Restricted Stock award based on their relative compensation equal to 20% of the total Bonuses paid to directors and key employees for such year. Vesting of Restricted Stock awards will generally occur at the rate of 33 1/3% per year of a participant's service after the date of the Restricted Stock award. Vesting will be accelerated to 100% upon a participant's retirement at or after age 65, death, discharge from service for any reason other than cause, or a change in control of the Company. In the event of a change in control, a participant will be entitled to receive Incentive Plan benefits for the Plan year based on the number of days during the year in which the Incentive Plan was in effect and the benefits paid to the participant during the preceding three Incentive Plan years.

      In addition, for each Incentive Plan year, each participating key employee and director will receive Options to purchase five times the number of shares subject to a Restricted Stock award granted to the participant for such year.

      1995 Stock Option Plan. Pursuant to the 1995 Stock Option Plan, directors and selected employees of the Company and its affiliates are eligible to receive options to acquire shares of Common Stock, stock appreciation rights and restricted stock awards (collectively, the "Awards"). Effective May 19, 1998, each director of the Company received a restricted stock award for 2,000 shares of Common Stock that vests at the rate of 20% per year of service and accelerates to 100% upon a Change in Control, as defined in the 1995 Stock Option Plan, or termination of service due to death, disability, or retirement after age 65. Awards may also be granted at the discretion of a committee that is comprised solely of non-employee members of the Board of Directors. Participants may elect to defer receipt of all or a percentage of shares that would otherwise be transferred upon the vesting of a restricted stock award.

      Deferred Compensation Plan. The Company maintains a Deferred Compensation Plan pursuant to which directors, officers and select employees may annually elect to defer the receipt of Board fees and up to 25% of their salary. In June 1998, the Company merged the Directors' Retirement Plan with and into the Deferred Compensation Plan. Associated with the Deferred Compensation Plan is a separate grantor trust to which all fee and salary deferrals may be contributed. The trust assets will be used to pay benefits to participants, but are subject to the claims of general creditors until distributed from the trust. Subject to the guidelines under the Deferred Compensation Plan, each participant may elect
(i) the time and manner under which his or her Plan benefit will be paid, and
(ii) the measure of the deemed investment return on his or her deferred compensation account. Such return may be based in whole or part on either the rate of return on Common Stock or First Financial's highest yielding one-year certificate of deposit. A participant who elects the Company's common stock rate of return will be distributed shares of the Company's common stock when his or her plan benefit is paid. Each director of the Company, whenever elected or appointed and whether or not also employed by the Company, is also entitled to receive an initial credit to his or her account of $71,000, which will vest based on his or her overall years of service as a director of the Company. Vested benefits become payable at the election of a participant as made one year prior to distribution. If a participant dies prior to collecting his or her entire vested benefit under the Deferred Compensation Plan, the value of such vested but unpaid benefit will be paid to the director's designated beneficiary or estate. The Company will contribute amounts to the trust equal to the accrued expense for Plan benefits. The trust assets equal or exceed the amount of the individual participant accounts at December 31, 2003. The Board of Directors of the Company is responsible for management of the operation and administration of the Deferred Compensation Plan and has the discretion to amend the Plan and the related trust agreements (subject to participant consent as to vested benefits).

      2001 Stock Incentive Plan. Pursuant to the 2001 Stock Incentive Plan, directors and selected employees of the Company and its affiliates are eligible to receive options to acquire shares of Common Stock, stock appreciation rights, deferred share awards, restricted stock awards, other stock-based awards, reload options and non-stock awards in the form of cash bonuses and credits to deferred compensation accounts. During fiscal 2003, the Board of Directors were each granted 10,000 options to acquire shares of common stock at the market value on the date of grant. Of the options granted, 5,000 were exercisable immediately and 5,000 are exercisable in December 2004.

      Indemnification Agreements. The Company has entered into Indemnification Agreements (the "Indemnification Agreements") with each of the Company's directors and with certain officers of the Company and First Financial. The Indemnification Agreements provide for retroactive as well as prospective indemnification to the fullest extent permitted by law against any and all expenses (including attorneys' fees and all other costs and obligations), judgments, fines, penalties and amounts paid in settlement in connection with any claim or proceeding arising out of that person's service as an officer or director of the Company or First Financial. The Indemnification Agreements also provide for the prompt advancement of expenses to the director or officer in connection with investigating, defending or being a witness or participating in any proceeding. The Indemnification Agreements further provide a mechanism through which the director or officer may seek court relief in the event the Company's Board of Directors (or other person appointed by such Board) determines that the director or officer would not be permitted to be indemnified under applicable law. The Indemnification Agreements impose on the Company the burden of proving that the director or officer is not entitled to indemnification in any particular case.

      Following a Change in Control, all determinations regarding a right to indemnity and a right to advancement of expenses shall be made by independent legal counsel to be selected by the director or officer and approved by the Board. The Indemnification Agreements provide that a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 25% or more of the total voting power represented by the Company's then outstanding Voting Securities, or (ii) during any 24-consecutive-month-period, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all the Company's assets. In the event of a potential change in control, the director or officer may require the Company to establish a trust in an amount sufficient to cover the anticipated claims under the agreement.

      While not requiring the maintenance of directors' and officers' liability insurance, the Indemnification Agreements require that the directors and officers be provided with maximum coverage if there is such a policy. Further, the Indemnification Agreements provide that if the Company pays a director or officer pursuant to an Indemnification Agreement, the Company will be subrogated to such director's or officer's rights to recover from third parties.

Equity Compensation Plans

      The following table summarizes the Company's equity compensation plans as of December 31, 2003:

                                      Number of securities                          Number of securities
                                       to be issued upon      Weighted-average     remaining available for
                                          exercise of         exercise price of     future issuance under
                                      outstanding options,   outstanding options,    equity compensation
                                      warrants and rights    warrants and rights            plans
                                      --------------------   --------------------  -----------------------
Equity compensation plans
   approved by security holders             333,510                $  7.57                 99,599

Equity compensation plans
   not approved by security holders              --                     --                     --
                                           --------                -------               --------

   Total                                    333,510                $  7.57                 99,599
                                           ========                =======               ========

Transactions with Management

      First Financial offers loans to officers and directors in the ordinary course of business. Such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with non-affiliates and do not involve more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
        PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

      The Audit Committee of the Board of Directors has selected the firm of KPMG LLP ("KPMG") as independent accountants for the Company for the fiscal year ending December 31, 2004, subject to ratification by the stockholders at the Meeting. Action by stockholders is not required by law in the selection of independent public accountants, but the proposal is submitted by the Board of Directors in order to give stockholders an opportunity to ratify the selection. If stockholders do not ratify the selection of KPMG, the Audit Committee will reconsider the selection of independent public accountants. Unless otherwise specified, shares represented by proxies will be voted FOR the ratification of KPMG as the Company's independent public accountants for fiscal 2004.

      Representatives of KPMG are expected to be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

      Ratification of the appointment of the independent accountants must be approved by a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends a vote "FOR" the ratification of the appointment of KPMG LLP as independent accountants for the Company for the fiscal year ending December 31, 2004.

Change in Certifying Accountants

      On June 18, 2002, the Company determined not to renew the engagement of its independent accountants, Arthur Andersen LLP ("Andersen") and appointed KPMG as its new independent accountants, effective immediately. This determination followed the Company's decision to seek proposals from independent accountants to audit the Company's financial statements for the fiscal year ended December 31, 2002. The decision not to renew the engagement of Andersen and to retain KPMG, subject to KPMG's acceptance process, was approved by the Company's Board of Directors upon the recommendation of the Audit Committee. Andersen's report on the Company's 2001 financial statements was issued earlier in March 2002, in conjunction with the filing of the Company's Annual Report of Form 10-KSB for the fiscal year ended December 31, 2001.

      During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through June 18, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement(s) in connection with its reports.

      The audit reports of Andersen on the consolidated financial statements of the Company and subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The Company provided Andersen a copy of the foregoing disclosures.

      During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through June 18, 2002, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Audit Fees and Other Matters

      KPMG LLP provided audit services to the Company consisting of the annual audit of the Company's 2002 and 2003 consolidated financial statements contained in the Company's Annual Reports on Form 10-KSB and reviews of the financial statements contained in the Company's Quarterly Reports on Form 10-QSB for 2002 and 2003.

                         Fiscal Year                   Fiscal Year
Fee Category                2003        % of Total         2002       % of Total
------------------       -----------    ----------     -----------    ----------
Audit Fees                 $ 69,700          78%         $ 60,000          69%
Audit-Related Fees         $     --          --%         $  7,775           9%
Tax Fees                   $ 19,500          22%         $ 19,000          22%
All Other Fees             $     --          --%         $     --          --%
                           --------       -----          --------       -----

Total Fees                 $ 89,200         100%         $ 86,775         100%
                           ========       =====          ========       =====

      KPMG LLP did not provide any advice regarding financial information systems design and implementation during 2002 and 2003.

      Audit Fees. These are fees related to professional services rendered in connection with the audit of the Company's annual financial statements, reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-QSB, and accounting consultations that relate to the audited financial statements and are necessary to comply with generally accepted auditing standards.

      Audit-Related Fees. These fees were primarily for agreed-upon procedures related to the Bonus Calculation and FHLB review.

      Tax Fees. These are fees billed for professional services related to tax compliance, tax advice and tax planning, including services provided in connection with assistance provided in the preparation and filing of tax returns.

Pre-approval Policy

      The Audit Committee has considered whether the provision of non-audit services by the Company's principal auditor is compatible with maintaining audit independence and determined that the principal auditor should not be engaged for non-audit services. The Audit Committee's policy is to pre-approve all audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. For 2003, pre-approved audit services included only those services described above for "Audit Fees", "Audit-Related Fees" and "Tax Fees."

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxy will vote such proxy in respect thereof as directed by a majority of the Board of Directors. Under SEC rules and the Company's Bylaws, if a stockholder notifies the Company of such stockholder's intent to present a proposal at the Meeting after January 28, 2004, the persons named in the accompanying proxy may exercise such discretionary voting authority if the proposal is raised at the Meeting, without any discussion of the matter in this Proxy Statement.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

      The Company's December 31, 2003, Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

      It is expected that the 2005 Annual Meeting of Stockholders will be held on or about April 26, 2005. In order to be eligible for inclusion in the Company's proxy materials for the 2005 Annual Meeting, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1630 Fourth Avenue North, Bessemer, Alabama 35020, no later than November 22, 2004. With respect to the 2005 Annual Meeting, notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy materials, is required under the Company's Bylaws to be received by January 26, 2005. Under SEC rules, if a stockholder notifies the Company of such stockholder's intent to present a proposal for consideration at the 2005 Annual Meeting after such date, the Company, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary voting authority with respect to such proposal without including information regarding such proposal in its proxy materials. Nothing in this paragraph shall be deemed to require the Company to include in its proxy materials relating to the 2005 Annual Meeting, or to consider and vote upon at such meeting, any stockholder proposal which does not meet all of the requirements established by the SEC or the Company's Certificate of Incorporation or Bylaws in effect at the time such proposal is received.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Lynn J. Joyce
                                        Secretary

Bessemer, Alabama
March 22, 2004

--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FIRSTFED BANCORP, INC., 1630 FOURTH AVENUE NORTH, BESSEMER, ALABMA 35020.
--------------------------------------------------------------------------------

                                                                      APPENDIX A

                             FIRSTFED BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

I.    PURPOSE

      The primary function of the Audit Committee of the Board of Directors of FirstFed Bancorp, Inc. (the "Company") is its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company; the Company's internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Companies' policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

      o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

      o Review and appraise the audit efforts of the Company's independent accountants and compliance/internal auditing department.

      o Provide an open avenue of communication among the independent accountants, financial and senior management, the compliance/internal auditing department, and the Board of Directors.

II.   COMPOSITION

      The Audit Committee shall be composed of all directors who are independent of the management of the Company, are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member and are independent as defined in applicable rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. At least one member will have accounting or financial management expertise, and all members should be able to read and understand financial statements, including a balance sheet, income statement and cash flow statement. If a member of the Committee is a "financial expert," as defined by applicable legislation and regulation, that fact must be determined by the Committee and reported to the Board.

III.  RESPONSIBILITIES AND DUTIES

      In carrying out its responsibilities, the Audit Committee will:

      o Have full access to books, records, facilities and personnel of the Company and its subsidiaries.

      o Select, appoint, compensate, oversee and, if necessary, discharge the independent auditors to be selected to audit the financial statements of the Company. Confirm and assure the independence of the independent auditors.

      o Review with the independent auditors the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

      o Review the compliance/internal audit function of the Company including the independence and authority of its reporting obligations, and the proposed audit plans for the coming year.

      o Receive prior to each meeting, a summary of findings from completed compliance/internal audits.

      o Review the Company's major financial risk exposures with management and steps management has taken to monitor and control such exposures.

      o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

      o The Chairman of the Audit Committee shall review interim financial reports before filing with the regulators, and consider whether they are complete and consistent with information known to Committee member.

      o Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

      o Pre-approve all services to be provided by the independent auditors, including audit services and permitted audit-related and non-audit services. Without prior approval of the Audit Committee, the independent auditors will not be retained for non-audit or non-tax services.

      o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

      o Review and update the Audit Committee's Charter annually requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

      o Determine whether the relationship between the existing independent auditors and the Company complies with applicable law, regulation and listing standards.

      o Resolve any disagreements between management and the independent auditors regarding financial reporting. Management of the Company is responsible for the preparation and integrity of the Company's consolidated financial statements. Management also is responsible for maintaining appropriate accounting and financial reporting principles and policies as well as internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and performing proper audits, including an audit of the Company's annual consolidated financial statements filed on Form 10-KSB, and other procedures, including reviews of the Company's unaudited interim consolidated financial statements prior to the filing of each quarterly report filed on Form 10-QSB.

      o Establish appropriate procedures for receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees regarding questionable accounting or auditing matters.

      o Establish a Code of Ethics for the Company's senior financial officials and approve any change in or waiver of the Code.

      o     Conduct an annual self-evaluation of the Committee's effectiveness.

                                                                      APPENDIX B

                             FIRSTFED BANCORP, INC.
              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.    PURPOSE

      The purpose of the Nominating and Corporate Governance Committee is to:

      o     Identify corporate governance issues;

      o Recommend to the Board the persons to be nominated by the Board for election as directors at the annual meeting of shareholders; and

      o Develop and recommend to the Board a set of corporate governance principles applicable to the Company.

II.   STRUCTURE AND MEMBERSHIP

      o Number. The Nominating and Corporate Governance Committee shall consist of such number of directors as the Board shall from time to time determine.

      o Independence. Each member of the Nominating and Corporate Governance Committee shall be "independent" as determined in accordance with the rules of the Nasdaq National Market.

III.  AUTHORITY AND RESPONSIBILITIES

      o     Director Selection

      Selection of Director Nominees. Except where the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the Nominating and Corporate Governance Committee shall be responsible for (i) identifying individuals qualified to become Board members and (ii) recommending to the Board the persons to be nominated by the Board for election as directors at the annual meeting of shareholders and the persons to be elected by the Board to fill any vacancies on the Board. In making such recommendations, the Committee shall consider candidates proposed by the shareholders in accordance with the Bylaws. The Committee shall review and evaluate information available to it regarding candidates proposed by shareholders and shall apply the same criteria, and shall follow substantially the same process in considering them, as it does in considering other candidates.

      Criteria for Selecting Directors. The Board's criteria for selecting directors are as set forth in the Company's Corporate Governance Guidelines. The Nominating and Corporate Governance Committee shall use such criteria to guide its director selection process. The Committee shall be responsible for reviewing with the Board, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

      Search Firms. The Nominating and Corporate Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify director nominees, including sole authority to approve the search firm's fees and other retention terms. The Committee is empowered, without further action by Board, to cause the Company to pay the compensation of any search firm engaged by the Committee.

      o     Corporate Governance

      Corporate Governance Guidelines. The Nominating and Corporate Governance Committee shall develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company. The Committee shall, from time to tome as it deems appropriate, review and reassess the adequacy of such Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

IV.   PROCEDURES AND ADMINISTRATION

      o Meetings. The Nominating and Corporate Governance Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee shall keep such records of its meetings, as it shall deem appropriate.

      o Charter. The Nominating and Corporate Governance Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

      o Independent Advisors. The Nominating and Corporate Governance Committee shall have the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Committee.

      o Investigations. The Nominating and Corporate Governance Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisor engaged by the Committee.

                                 REVOCABLE PROXY
                             FIRSTFED BANCORP, INC.

|X|  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 27, 2004

      The undersigned hereby appoints G. Larry Russell, E. H. Moore, Jr. and James B. Koikos, and each of them, with full powers of substitution, to act as proxies for the undersigned to vote all shares of the Company's common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Bright Star Restaurant located at 304 19th Street North, Bessemer, Alabama, on Tuesday, April 27, 2004, at 4:30 p.m., local time, and at any and all adjournments thereof, as follows:

                                                               With-    For All
                                                      For      hold     Except

1.    The election as directors of the nominees       |_|       |_|       |_|
      listed (except as marked to the contrary below):

      B. K. Goodwin, III and James E. Mulkin

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

                                                       For     Against   Abstain

2.    The ratification of the appointment of KPMG      |_|       |_|       |_|
      LLP as independent auditors for the Company for the fiscal year ending December 31, 2004.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION AS DIRECTORS OF ALL THE NOMINEES LISTED ABOVE AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR ELECTION AS A DIRECTOR AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                                                                     -----------
                                                                        Date

Please be sure to sign and date this Proxy in the box below.


----------------------------------        --------------------------------------
Stockholder sign above                    Co-holder (if any) sign above


--------------------------------------------------------------------------------
 ^Detach above card, date, sign and mail in postage-prepaid envelope provided.^

                             FIRSTFED BANCORP, INC.
                                Bessemer, Alabama

--------------------------------------------------------------------------------
      Should the above signed be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

      The above signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a Proxy Statement dated March 22, 2004, and the Company's 2003 Annual Report to Stockholders.

      Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                 PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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